Strategy and Governance Update Fall 2021 M. Christian Mitchell Lead Independent Director cmitchell@marshall-stevens.com 213-233-1532 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000

2© 2021 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Given the ongoing and dynamic nature of the COVID-19 pandemic, the ultimate extent of the impacts on our business, financial position, results of operations, liquidity and prospects remain uncertain. Although general business and economic conditions have begun to recover, the recovery could be slowed or reversed by a number of factors, including increases in COVID-19 infections, increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, which could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR and potential alternative reference rates, including SOFR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd- Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2020 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

PACIFIC PREMIER BANCORP, INC.

Premier commercial bank in key metropolitan areas throughout the Western U.S.

Corporate Overview

Headquarters	Irvine, CA
Exchange/Listing	Nasdaq: PPBI
Market Capitalization(1)	$3.6 Billion
Average Daily Volume(2)	315,981 Shares
Common Shares Outstanding(3)	94,354,211
Dividend Yield(1)	3.42%
# of Research Analysts	7 Analysts
Branch Network	61 Full Service Branch Locations

Financial Highlights

Balance Sheet and Capital Ratios(3)		Profitability and Credit Quality(3)	
Assets	$21.01 billion	**ROAA**	1.73%
Loans HFI	$13.98 billion	**PPNR ROAA(4)(5)**	1.98%
TCE / TA(5)	9.30%	**Efficiency Ratio(5)**	47.5%
Tier 1 Capital Ratio	11.96%	**NPA / Assets**	0.17%
Total Capital Ratio	14.56%	**ACL / Loans**	1.51%

BRANCH FOOTPRINT



Pacific Northwest
Seattle MSA (10)
Portland MSA (2)
Other Washington (1)
Nevada
Las Vegas (1)
Central Coast California
San Luis Obispo (7)
Santa Barbara (2)
Southern California
Los Angeles-Orange (21)
San Diego (5)
Riverside-San Bernardino (9)
Arizona
Phoenix (1)
Tucson (2)
11
2
1
9
35
3

Note: All dollars in millions
1. Market data as of December 3, 2021
2. 3-month average as of December 3, 2021
3. As of September 30, 2021 or for the three months ended September 30, 2021
4. Pre-provision net revenue excludes merger-related expense
5. Please refer to non-U.S. GAAP reconciliation in the appendix

© 2021 Pacific Premier Bancorp, Inc. | All rights reserved

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4© 2021 Pacific Premier Bancorp, Inc. | All rights reserved • One of the premier commercial bank franchises in the Western U.S. • Benefits from strength and size of attractive Western U.S. markets • Consistent investment, development and deployment of technology • Comprehensive product offering targeting small & middle-market businesses and corporations Attractive Franchise Value • Experienced credit personnel take proactive approach credit risk management – disciplined net loan growth over with better-than peer asset quality • No loans on COVID-19 temporary loan modifications as of September 30, 2021 Prudent Risk Management • Strong pre-provision net revenue generation • Enhanced fee income sources that diversify revenues • Low cost of deposits and higher net interest margin relative to peers(1) • Excellent asset quality metrics and better-than-peer average credit losses and nonperforming loans(1) Financial Performance • Management team, on average, has over 25 years of banking experience • Continuous strengthening and improvement of executives, senior managers, and personnel • Deep in-market relationships drive client-focused business model • Proven track record of creating shareholder value Experienced Management KEY INVESTMENT HIGHLIGHTS 1. Peer group consists of Western region banks and thrifts with total assets between $5 billion and $53 billion as of September 30, 2021 Strong & Regularly Refreshed Board • Strong culture with best-in-class governance • 50% of independent directors have been added since 2018, with women currently representing 30% of independent directors • Full Board responsible for overseeing ESG and corporate social responsibility efforts throughout our organization

5© 2021 Pacific Premier Bancorp, Inc. | All rights reserved $1,714 $2,038 $2,790 $4,036 $8,025 $11,487 $11,776 $19,737 $20,173 $20,529 $21,005 $- $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 2015 2016 2017 2018 2019 2020 1Q'21 2Q'21 3Q'21 Non-Acquired Assets Acquired Assets DISCIPLINED ACQUIRER Note: All dollars in millions Acquisition Timeline January 2015 Independence Bank ($422MM assets) January 2014 Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2016 Security California Bancorp ($715MM assets) April 2017 and November 2017 Heritage Oaks Bancorp ($2.0B assets) and Plaza Bancorp ($1.3B assets) July 2018 Grandpoint Capital, Inc. ($3.2B assets) March 2013 and June 2013 First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) April 2012 Palm Desert National Bank ($103MM assets) in FDIC-assisted deal February 2011 Canyon National Bank ($192MM assets) in FDIC- assisted deal PPBI acquisitions have strengthened and enhanced franchise value • Acquisitions are fully integrated into Pacific Premier with a “one bank, one culture” approach • Total Assets have grown 38% compounded annually since 2013 June 2020 Opus Bank ($8.3B assets)

6© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PEER COMPARISON PPNR ROAA(2)(3) Pacific Premier has consistently outperformed Western bank peers(1) Net Interest Margin Efficiency Ratio(3) Nonperforming Assets to Total Assets 1. Peer group consists of Western region banks and thrifts with total assets between $5 billion and $53 billion as of September 30, 2021 2. Pre-provision net revenue exclusive of merger-related expenses 3. Please refer to the non-U.S. GAAP information in the appendix 0.18% 0.04% 0.04% 0.04% 0.08% 0.15% 0.19% 0.17%0.17% 0.83% 0.52% 0.43% 0.36% 0.36% 0.39% 0.35% 0.40% 0.26% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.6% 49.4% 47.5% 59.4% 58.5% 54.4% 55.4% 56.1% 56.5% 52.8% 51.8% 52.3% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.55% 3.44%3.51%3.89% 3.75% 3.80% 3.96% 3.95% 3.38% 3.20% 3.22% 3.19% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.86% 1.84% 1.98% 1.66% 1.67% 1.67% 1.71% 1.70% 1.50% 1.63% 1.72% 1.67% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median

7© 2021 Pacific Premier Bancorp, Inc. | All rights reserved $9 .0 8 $1 0. 12 $1 1. 17 $1 2. 51 $1 5. 26 $1 6. 97 $1 8. 84 $1 8. 65 $1 8. 19 $1 9. 38 $1 9. 75 $0 .8 8 $1 .9 1 $2 .2 1 $2 .5 4 TBVPS Cumulative Dividends SHAREHOLDER FOCUSED Long-term Shareholder Value Creation with Strong Relative Total Shareholder Returns – PPBI vs. KBW Regional Banking Index(1)(2) • Declared and paid a $0.33 per share dividend, optimizing capital management • Strong capital ratios, growing shareholder value 1. Market data as of December 3, 2021, total shareholder return defined as change in share price plus dividends paid over respective periods. 2. KBW Regional Banking Index (KRX). 3. Please refer to non-U.S. GAAP reconciliation in appendix. Growth in Tangible Book Value per Share (3) $2 .8 7 36.9 25.6 PPBI KRX 3-Year TSR (%) 30.4 26.3 PPBI KRX 2-Year TSR (%) 33.5 28.7 PPBI KRX 5-Year TSR (%) 561.1 209.5 PPBI KRX 10-Year TSR (%)

8© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total customer transparency throughout the organization using Proprietary Salesforce enabled platform Call Center Management Workflow Management CRM Client and Data Management Highly customized solution designed to enhance the client experience by enabling direct collaboration between employees and clients Workflow Management Automated workflows centered around the customer allowing PPB to be highly efficient and maximize resource capacity Call Center Management Using the combination of best-in-class call center technology and Premier 360™, provides employees the right tools to deliver the best-in-class service ™

PPBI Culture and Governance

10© 2021 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER BANK Our culture is defined by our Success Attributes • Over-communicate – be transparent, tell the truth at all times • Provide timely and complete information • Collaborate to make better decisions • Electronic communication is a useful tool – verbal communication is better • Results matter • Accomplish more together • Be open to achieving results in new ways • A humble, winning attitude is contagious • Improvement is incremental. Small changes over time have a significant impact • Mistakes happen. Learn from them and don’t repeat them • Be responsible for your personal and professional development • Inspect what you expect • Do the right thing, every time. • Put the organization first, not your self interest • Take responsibility for your actions • Complete truth to all stakeholders • Operate with a sense of urgency. • Be thoughtful and detail oriented • Make timely decisions • Act today • Respond to email, phone calls the same day - 100% of the time

11© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Our Board continues to strengthen our corporate governance practices to enhance long-term shareholder value Board Independence • Lead Independent Director • Independent Board (10 of 11 directors are independent) • All Board committees composed of independent directors • Independent directors conduct regular executive sessions led by the Lead Independent Director Board Practices • Annual Board and committee assessments • Risk oversight and strategic planning by full Board and committees • Outside Board service limited to three additional Boards • Board has direct access to all of our Senior Executive Officers Board Accountability • Annual election of all directors • Majority vote standard in place (uncontested elections) • Shareholders have the ability to call a special meeting with 10% support • Shareholder engagement program with feedback incorporated into Board deliberations Stock Ownership / Compensation • Robust stock ownership guidelines for all Directors and Named Executive Officers • Clawback policy in place • Maintain restrictions on hedging and pledging shares of our stock • Double trigger equity vesting provisions in place for change in control CORPORATE GOVERNANCE

12© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Commitment to regular refreshment to evolve our Board in line with our strategy Process Overview • Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors and making recommendations for potential nominees • The Board also believes that diversity and inclusion in various respects is extremely important (currently 3 independent directors are female) and is mindful of this need as candidates are considered to fill current Board vacancies Key Selection Criteria  Integrity and independence  Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience  Substantial accomplishments, and prior or current association with institutions noted for their excellence  Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment  Public Company oversight experience  Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices, regulatory compliance, technology, data security and privacy  Special skills, expertise or background that add to and complement the range of skills, experiences and backgrounds  Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make  Availability and energy necessary to perform his or her duties as a director Our Process in Action Four Independent Directors Added Since 2019 • George Pereira Prior COO and CFO, Charles Schwab Investment Management Inc. • Barbara Polsky General Counsel, Jiko Group, Inc. and former Partner Manatt, Phelps & Phillips, LLP • Jaynie Studenmund Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings BOARD REFRESHMENT & EVALUATION PROCESS • Richard Thomas Prior EVP and CFO, CVB Financial Corporation

OUR BOARD OF DIRECTORS

30% of independent directors are women

50% of governing committees chaired by women

4 new independent directors since 2019

Ayad Fargo
President
Biscomerica Corporation

- 35+ years of experience in manufacturing, licensing, retailing and distribution
- Prior Director of Security California Bancorp and Security Bank of California

Steven Gardner
Chairman, President and CEO
Pacific Premier Bancorp

- 35+ years of experience as a commercial banking executive with extensive knowledge of financial institution management, M&A and capital markets
- Prior Member of the Board of the Federal Reserve Bank of San Francisco

Joseph Garrett
Principal
Garrett, McAuley & Co

- Significant experience providing mortgage banking advisory services to commercial banks, thrifts and mortgage banking companies
- Prior President, CEO and Chairman of American Liberty Bank and Sequoia National Bank

Jeff Jones
Senior Tax Partner
Frazer, LLP Tax Department

- 40+ years of experience servicing small and medium sized business clients primarily within the real estate, construction and agricultural industries
- Prior Managing Partner and Executive Committee Member of Frazer LLP

M. Christian Mitchell
Prior Senior Partner
Deloitte

- Served as the national managing partner for Deloittes's Mortgage Banking/Finance Companies practice
- Previously named "100 Most Influential People in Corporate Governance" by Directorship magazine

Lead Independent Director

George Pereira
Prior COO and CFO, Charles Schwab Investment Mtg. Inc.

- Extensive c-suite experience within financial services, investment management
- Prior Board member of Charles Schwab Asset Management, member of the Latino Corporate Directors Association

Barbara Polsky
General Counsel and CLO of Jiko Group, Inc.

- As former Partner at Manatt, Phelps & Phillips LLP, represented financial institutions in lending and securities transactions, M&A, governance, regulatory and compliance matters
- Prior EVP and General Counsel, City National Corp.

Zareh Sarrafian
CEO, Riverside University Health System

- Extensive C level management, operations, financial and healthcare experience as well as expertise with regulated entities
- Prior Director of Security California Bancorp and Security Bank of California

Jaynie Studenmund
Prior Head of Retail Banking
Great Western Bank

- 20+ years as a banking executive with experience across financial services, digital, health care and consumer industries
- Prior Head of Retail Banking at Home Savings of America, prior COO at PayMyBills.com and Overture Services

Cora Tellez
Founder, Prior CEO and President
Sterling Health Services Admin.

- 25+ years of policy and operations experience with operational, financial and governance expertise
- Prior President of the Health Plans Division of Health Net and Prior President of Western Healthcare Operations at Prudential

Richard Thomas
Prior EVP and CFO
CVB Financial Corporation

- 35+ year career within the financial services, accounting and audit industries
- Prior EVP and Chief Risk Officer of Community Bank and Director at Opus Bank

© 2021 Pacific Premier Bancorp, Inc. | All rights reserved

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14© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Fargo Gardner Garrett Jones Mitchell (LID) Pereira Polsky Sarrafian Studenmund Tellez Thomas Professional Standing in Chosen Field            Expertise in Banking, Financial Services or Related Industry           Audit Committee Financial Expert Qualifications         Enterprise Risk Management          Civic and Community Involvement           Public Company Oversight         Leadership and Team Building Skills            Finance            Marketing    Government and Public Affairs    Governance           Human Resources    We have thoughtfully constructed our board to advance our strategy Experience, Qualifications, Skills or Attributes BOARD COMPOSITION

15© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Our approach to committee composition and responsibilities Our Board’s Role in Risk Oversight • The full Board is responsible for oversight of the Company’s risk management processes Audit Committee • Monitors business risk practices and legal and ethical programs • Oversees risks relating to the Company’s financial statements, financial reporting process and regulatory requirements • Oversees corporate compliance programs as well as the internal audit function Compensation Committee • Ensures compensation policies, benefits, practices and programs do not encourage excessive risk taking • Oversees responsibility for the Bank’s compensation policies, benefits and practices, approves all stock options, restricted stock and restricted stock unit grants and determines annual payouts Enterprise Risk Committee • Reviews management’s assessment of the Company’s core risks and alignment of its enterprise- wide risk profile with the Company’s strategic plan, goals and objectives • Regularly reviews the Company’s exposure to risk in specific key areas, including but not limited to, credit risk, market risk and cyber risk Governance Committee • Oversees the process for nominating potential director candidates • Responsible for Board governance structure and policies in addition to management succession planning • Reviews the Company’s strategy, initiatives and policies relating to ESG activities and matters Mitchell (C), Pereira, Jones, Sarrafian, Thomas Polsky (C), Pereira, Mitchell, Studenmund, Thomas Studenmund (C), Fargo, Polsky, Tellez, Garrett, Jones Sarrafian (C), Jones, Mitchell, Polsky, Garrett, Fargo BOARD COMMITTEES AND RISK OVERSIGHT

COMMITMENT TO ESG

We are focused on transparency and continuous improvement in ESG

Environmental
ISS QualityScore: **6**

Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact

- Early stages of developing a GHG emissions inventory and environmental impact of our loan standards
- Initial assessment of potential impacts of climate-related risks and opportunities
- Currently evaluating the adoption of a formal environmental disclosure framework, including the Sustainability Accounting Standards Board ("SASB") and the Task Force on Climate-related Financial Disclosures ("TCFD") methodologies

Social
ISS QualityScore: **3**

Our commitment to our communities, customers and employees is at the core of our ESG strategy[1]

Social Justice Initiatives

77% of charitable giving benefited minority communities
$50M Commitment to Equitable Impact Initiative

Community Support

5,589 Volunteer Hours
370+ Community Partnerships

Employee Highlights

53% Minority
47% Non-Minority

59% Female
41% Male

98% Full Time
2% Part Time

Governance
ISS QualityScore: **1**

Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization

- The Board's Nominating and Governance Committee, composed entirely of independent directors, is responsible for overseeing our strategy, policies and initiatives related to our ESG program
- Specific aspects of ESG are overseen by other Board committees, including the Enterprise Risk Committee

Alignment to the UN Sustainable Development Goals

Our ESG initiatives and the support we give to organizations in our communities help us align to several UN SDGs



1 NO POVERTY
2 ZERO HUNGER
3 GOOD HEALTH AND WELL-BEING
4 QUALITY EDUCATION
7 AFFORDABLE AND CLEAN ENERGY
8 DECENT WORK AND ECONOMIC GROWTH
11 SUSTAINABLE CITIES AND COMMUNITIES

Commitment to Continuous Improvement

- We received the **2021 Corporate Responsibility Award** from the Association for Corporate Growth
- We were awarded an **Outstanding** rating in our last two consecutive Community Reinvestment Act (CRA) exams
- We became an **Executive Sponsor** of California Community Economic Development Association's **Climate Adaptation Initiative**
- We launched a new **Premier Inclusion** program and strategy to promote initiatives related to diversity, equity and inclusion and hired an **Organizational Development Partner** to further mature the program for long-term impact

1. Community Partnerships and Support and Social Justice Initiatives data is for the 9-month period ended September 30, 2021

© 2021 Pacific Premier Bancorp, Inc. | All rights reserved

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17© 2021 Pacific Premier Bancorp, Inc. | All rights reserved EXECUTIVE COMPENSATION PHILOSOPHY AND DESIGN 84% of CEO Compensation is variable and “At Risk”, aligned with shareholders 40% Based on performance against target diluted EPS 20% Based on target average loan growth 20% Based on target core deposit growth 20% Based on relative ROATCE(3) 50% Consisting of RSUs(1) 50% Consisting of RSAs(2) 1. RSU vesting contingent upon relative TSR over a three year period, attainment of an average relative ROAA percentile goal and attainment of an average relative ROATCE percentile goal 2. RSA’s subject to three-year vesting period 3. Relative ROATCE would be measured against the KBW Regional Bank Index on a relative percentile basis Long-Term Incentive Compensation Annual Incentive Compensation Growth & Profitability Achievement of Business Objectives Alignment with Stockholder Interests 16% 16% 34% 34% Base Salary Target Annual Incentive Restricted Stock RSUs Compensation aligned with value creation CEO Compensation Mix Actions Implemented in 2020 in Response to Shareholder Feedback  We enhanced our compensation disclosure in this CD&A to improve clarity of our compensation programs.  We transitioned these two NEOs to our formula-based annual incentive bonus program, which is described in this Proxy Statement.  We continuously evaluate the pay-for-performance elements of our compensation program to determine whether compensation properly reflects our performance on a standalone basis and in the market.

18© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  We have maintained a strong credit culture in both good times and bad  Emphasis on risk management has been and continues to be a key strength of our organization  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011  Financial results remain solid – strong capital ratios and core earnings  Our culture differentiates us and drives fundamentals for all stakeholders  We believe we are well-positioned to take advantage of opportunities that arise from this economic crisis  Shareholder value is our key focus – building long-term value for our owners  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation

Appendix Material

NON-U.S. GAAP FINANCIAL MEASURES

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	As of December 31,											As of		
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021	June 30, 2021	Sept. 30, 2021
Total stockholders' equity	$ 78,602	$ 86,777	$ 134,517	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,969,697	$ 2,012,594	$ 2,746,649	$ 2,703,098	$ 2,813,419	$ 2,838,116
Less: Intangible assets	-	2,069	2,626	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	981,568	978,675	974,763
Tangible common equity	**$ 78,602**	**$ 84,708**	**$ 131,891**	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 1,060,415**	**$ 1,120,960**	**$ 1,762,573**	**$ 1,721,530**	**$ 1,834,744**	**$ 1,863,353**
Total assets	$ 826,816	$ 961,128	$ 1,173,792	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 11,487,387	$ 11,776,012	$ 19,736,544	$ 20,173,298	$ 20,529,486	$ 21,005,211
Less: Intangible assets	-	2,069	2,626	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	981,568	978,675	974,763
Tangible assets	**$ 826,816**	**$ 959,059**	**$ 1,171,166**	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,370**	**$ 7,488,158**	**$ 10,578,105**	**$ 10,884,378**	**$ 18,752,468**	**$ 19,191,730**	**$ 19,550,811**	**$ 20,030,448**
Tangible common equity ratio	**9.51%**	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**10.02%**	**10.30%**	**9.40%**	**8.97%**	**9.38%**	**9.30%**
Basic shares outstanding	10,033,836	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	62,480,755	59,506,057	94,483,136	94,644,415	94,656,575	94,354,211
Book value per share	$ 7.83	$ 8.39	$ 9.85	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 31.52	$ 33.82	$ 29.07	$ 28.56	$ 29.72	$ 30.08
Less: Intangible book value per share	-	0.20	0.19	1.44	1.69	2.69	4.03	11.60	14.55	14.98	10.42	10.37	10.34	10.33
Tangible book value per share	**$ 7.83**	**$ 8.19**	**$ 9.65**	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 16.97**	**$ 18.84**	**$ 18.65**	**$ 18.19**	**$ 19.38**	**$ 19.75**

Note: All dollars in thousands, except per share data

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20

21© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 9/30/2021 6/30/2021 9/30/2020 Net Income (loss) 90,088$ 96,302$ 66,566$ Plus: amortization of intangible assets expense 3,912 4,001 4,538 Less: amortization of intangible assets expense tax adjustment 1,119 1,145 1,301 Net income for average tangible common equity 92,881$ 99,158$ 69,803$ Plus: merger-related expense - - 2,988 Less: merger-related expense tax adjustment - - 857 Net income for average tangible common equity excluding merger-related expenses 92,881$ 99,158$ 71,934$ Average stockholders' equity 2,844,800$ 2,747,308$ 2,689,867$ Less: average intangible assets 75,795 79,784 92,768 Less: average goodwill 901,312 900,582 898,430 Average tangible common equity 1,867,693$ 1,766,942$ 1,698,669$ Return on average equity(1) 12.67% 14.02% 9.90% Return on average tangible common equity(1) 19.89% 22.45% 16.44% Return on average tangible common equity excluding merger-related expense(1) 19.89% 22.45% 16.94% Three Months Ended,

NON-U.S. GAAP FINANCIAL MEASURES

For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of securities, other income – security recoveries, and gain/(loss) on sale of other real estate owned. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below.

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	Q1 2021	Q2 2021	Q3 2021
Total noninterest expense	$ 50,815	$ 54,938	$ 73,332	$ 98,063	$ 167,958	$ 249,905	$ 259,065	$ 381,119	$ 92,489	$ 94,496	$ 96,040
Less: amortization of intangible assets expense	764	1,014	1,350	2,039	6,144	13,594	17,245	17,072	4,143	4,001	3,912
Less: Merger-related expense	6,926	1,490	4,799	4,388	21,002	18,454	656	49,129	5	-	-
Less: Other real estate owned operations, net	618	75	121	385	72	4	160	1	-	-	-
Noninterest expense, adjusted	**$ 42,507**	**$ 52,359**	**$ 67,062**	**$ 91,251**	**$ 140,740**	**$ 217,853**	**$ 241,004**	**$ 314,917**	**$ 88,341**	**$ 90,495**	**$ 92,128**
Net interest income	$ 58,444	$ 73,635	$ 106,299	$ 153,075	$ 247,502	$ 392,711	$ 447,301	$ 574,211	$ 161,652	$ 160,934	$ 169,069
Plus: Total noninterest income	8,811	13,377	14,388	19,602	31,114	31,027	35,236	71,325	23,740	26,729	30,100
Less: Net gain (loss) from investment securities	1,544	1,547	290	1,797	2,737	1,399	8,571	13,882	4,046	5,085	4,190
Less: Other income - security recoveries[1]	(4)	(29)	-	(205)	1	4	2	2	2	6	1
Less: Net gain (loss) from other real estate owned	-	-	-	18	46	281	52	(112)	-	-	-
Less: Net gain (loss) from debt extinguishment	-	-	-	-	-	-	(612)	-	(503)	(647)	970
Revenue, adjusted	**$ 65,715**	**$ 85,494**	**$ 120,397**	**$ 171,067**	**$ 275,832**	**$ 422,054**	**$ 474,524**	**$ 631,764**	**$ 181,847**	**$ 183,219**	**$ 194,008**
Efficiency Ratio	**64.7%**	**61.3%**	**55.9%**	**53.6%**	**51.0%**	**51.6%**	**50.8%**	**49.8%**	**48.6%**	**49.4%**	**47.5%**

Note: All dollars in thousands

1. Losses from 2013-2016 related to Other Than Temporary Impairment

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NON-U.S. GAAP FINANCIAL MEASURES

Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below.

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	Q1 2021	Q2 2021	Q3 2021
Interest income	$ 63,800	$ 81,339	$ 118,356	$ 166,605	$ 270,005	$ 448,423	$ 526,107	$ 630,726	$ 172,994	$ 170,692	$ 176,047
Interest expense	5,356	7,704	12,057	13,530	22,503	55,712	78,806	56,515	11,342	9,758	6,978
Net interest income	58,444	73,635	106,299	153,075	247,502	392,711	447,301	574,211	161,652	160,934	169,069
Noninterest income	8,811	13,377	14,388	19,602	31,114	31,027	35,236	71,325	23,740	26,729	30,100
Revenue	67,255	87,012	120,687	172,677	278,616	423,738	482,537	645,536	185,392	187,663	199,169
Noninterest expense	50,815	54,938	73,332	98,063	167,958	249,905	259,065	381,119	92,489	94,496	96,040
Add: Merger-related expense	6,926	1,490	4,799	4,388	21,002	18,454	656	49,129	5	-	-
Pre-provision net revenue	**$ 23,366**	**$ 33,564**	**$ 52,154**	**$ 79,002**	**$ 131,660**	**$ 192,287**	**$ 224,128**	**$ 313,546**	**$ 92,908**	**$ 93,167**	**$ 103,129**
Pre-provision net revenue (annualized)[1]	**$ 23,366**	**$ 33,564**	**$ 52,154**	**$ 79,002**	**$ 131,660**	**$ 192,287**	**$ 224,128**	**$ 313,546**	**$ 371,632**	**$ 372,668**	**$ 412,516**
Average Assets	**$ 1,441,555**	**$ 1,827,935**	**$ 2,621,545**	**$ 3,601,411**	**$ 6,094,883**	**$ 9,794,917**	**$11,546,912**	**$16,817,242**	**$19,994,260**	**$20,290,415**	**$20,804,903**
PPNR / Average Assets	**1.62%**	**1.84%**	**1.99%**	**2.19%**	**2.16%**	**1.96%**	**1.94%**	**1.86%**	**0.46%**	**0.46%**	**0.50%**
PPNR / Average Assets (annualized)[1]	**1.62%**	**1.84%**	**1.99%**	**2.19%**	**2.16%**	**1.96%**	**1.94%**	**1.86%**	**1.86%**	**1.84%**	**1.98%**

Note: All dollars in thousands
1. Annualized

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23

NON-U.S. GAAP FINANCIAL MEASURES

Core net interest income and core net interest margin are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, premium amortization on CD and nonrecurring nonaccrual interest paid from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest-earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business.

Core loan interest income and core loan yields are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core loan interest income by excluding scheduled accretion income, accelerated accretion income and nonrecurring nonaccrual interest paid from loan interest income. The core loan yield is calculated as the ratio of core loan interest income to average loans. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business.

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	Q1 2021	Q2 2021	Q3 2021
Net interest income	$ 58,444	$ 73,635	$ 106,299	$ 153,075	$ 247,502	$ 392,711	$ 447,301	$ 574,211	$ 161,652	$ 160,934	$ 169,069
Less: Accretion income	3,241	1,927	4,387	9,178	12,901	16,082	20,609	33,180	9,866	9,487	9,446
Less: Premium amortization on CD	139	143	200	411	969	1,551	521	6,443	1,751	942	390
Less: Nonrecurring nonaccrual interest paid	-	-	-	-	-	380	470	(95)	(603)	(216)	(74)
Core net interest income	**$ 55,064**	**$ 71,565**	**$ 101,712**	**$ 143,486**	**$ 233,632**	**$ 374,698**	**$ 425,701**	**$ 534,683**	**$ 150,638**	**$ 150,721**	**$ 159,307**
Average interest-earning assets	**$ 1,399,806**	**$ 1,750,871**	**$ 2,503,009**	**$ 3,414,847**	**$ 5,583,774**	**$ 8,836,075**	**$ 10,319,552**	**$ 15,373,474**	**$ 18,490,426**	**$ 18,783,803**	**$ 19,131,172**
Net interest margin	**4.18%**	**4.21%**	**4.25%**	**4.48%**	**4.43%**	**4.44%**	**4.33%**	**3.74%**	**3.55%**	**3.44%**	**3.51%**
Core net interest margin	**3.93%**	**4.09%**	**4.06%**	**4.20%**	**4.18%**	**4.24%**	**4.13%**	**3.48%**	**3.30%**	**3.22%**	**3.30%**

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	Q1 2021	Q2 2021	Q3 2021
Loan interest income	$ 58,089	$ 75,751	$ 111,097	$ 157,935	$ 251,027	$ 415,410	$ 485,663	$ 577,558	$ 155,225	$ 152,365	$ 157,025
Less: Loan accretion	3,241	1,927	4,387	9,178	12,901	16,082	20,609	33,180	9,866	9,487	9,446
Less: Nonrecurring nonaccrual interest paid	-	-	-	-	-	380	470	(95)	(603)	(216)	(74)
Core loan interest income	**$ 54,848**	**$ 73,824**	**$ 106,710**	**$ 148,757**	**$ 238,126**	**$ 398,948**	**$ 464,584**	**$ 544,473**	**$ 145,962**	**$ 143,094**	**$ 147,653**
Average loans	**$ 1,039,654**	**$ 1,424,727**	**$ 2,061,788**	**$ 2,900,379**	**$ 4,724,808**	**$ 7,527,004**	**$ 8,768,389**	**$ 11,819,898**	**$ 13,093,609**	**$ 13,216,973**	**$ 13,660,242**
Loan yield	**5.59%**	**5.32%**	**5.39%**	**5.45%**	**5.31%**	**5.52%**	**5.54%**	**4.89%**	**4.81%**	**4.62%**	**4.56%**
Core loan yield	**5.28%**	**5.18%**	**5.18%**	**5.13%**	**5.04%**	**5.30%**	**5.30%**	**4.61%**	**4.52%**	**4.34%**	**4.29%**

Note: All dollars in thousands

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